UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): February 17, 2012 (July 15, 2011)

Valeant Pharmaceuticals International, Inc.

(Exact name of registrant as specified in its charter)

Canada	001-14956	98-0448205
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification No.)

7150 Mississauga Road,

Mississauga, Ontario,

Canada L5N 8M5

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code): (905) 286-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 12, 2011, Valeant Pharmaceuticals International, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the completion of our acquisition of substantially all of the assets and rights relating to the Ortho Dermatologics Division of Janssen Pharmaceuticals, Inc. (“Ortho Dermatologics”), in the United States (the “Acquisition”), including prescription brands RETIN-A MICRO®, RETIN-A®, BIAFINE®, GRIFULVIN V®, ERTACZO®, and RENOVA®. The Acquisition was consummated pursuant to the terms of an Asset Purchase Agreement, dated July 15, 2011 by and among Ortho Dermatologics and the purchasers named therein (the “Agreement”). We are filing this amendment to the Initial Form 8-K to include the financial information required by Item 9.01.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of business acquired

The audited special-purpose statement of assets to be sold of Ortho Dermatologics as of January 2, 2011 and the related statement of revenues and expenses for the fiscal year ended January 2, 2011, and the unaudited special-purpose statement of assets to be sold of Ortho Dermatologics as of October 2, 2011, and the related statements of revenues and expenses for the nine-month periods ended October 2, 2011 and October 3, 2010 are filed as Exhibit 99.1 to this amendment.

(b) Pro Forma Financial Information

The required unaudited pro forma condensed combined statements of income of the Company for the year ended December 31, 2010 and the nine-month period ended September 30, 2011 giving effect to the Company’s acquisition of Ortho Dermatologics, and the unaudited pro forma condensed combined balance sheet as of September 30, 2011 giving effect to the Company’s acquisition of Ortho Dermatologics, are attached as Exhibit 99.2 to this amendment.

(c) Exhibits

Exhibit No.	Description of Exhibit
23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Audited special-purpose statement of assets to be sold of Ortho Dermatologics as of January 2, 2011 and the related statement of revenues and expenses for the fiscal year ended January 2, 2011. Unaudited special-purpose statement of assets to be sold of Ortho Dermatologics as of October 2, 2011, and the related statements of revenues and expenses for the nine-month periods ended October 2, 2011 and October 3, 2010.

99.2	Unaudited pro forma condensed combined statements of income of the Company for the year ended December 31, 2010 and the nine-month period ended September 30, 2011, giving effect to the Company’s acquisition of Ortho Dermatologics. Unaudited pro forma condensed combined balance sheet as of September 30, 2011, giving effect to the Company’s acquisition of Ortho Dermatologics.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

Date: February 17, 2012	By:	/s/ Howard B. Schiller
Howard B. Schiller
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Audited special-purpose statement of assets to be sold of Ortho Dermatologics as of January 2, 2011 and the related statement of revenues and expenses for the fiscal year ended January 2, 2011. Unaudited special-purpose statement of assets to be sold of Ortho Dermatologics as of October 2, 2011, and the related statements of revenues and expenses for the nine-month periods ended October 2, 2011 and October 3, 2010.

99.2	Unaudited pro forma condensed combined statements of income of the Company for the year ended December 31, 2010 and the nine-month period ended September 30, 2011, giving effect to the Company’s acquisition of Ortho Dermatologics. Unaudited pro forma condensed combined balance sheet as of September 30, 2011, giving effect to the Company’s acquisition of Ortho Dermatologics.